UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2018

SHIRE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block 2 Miesian Plaza 50-58 Baggot Street Lower Dublin 2 Republic of Ireland (Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 609 6000
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Shire plc has issued a press release announcing the results of the annual general meeting attached hereto as Exhibit 99.1 which is incorporated by reference herein.

Item 8.01. Other Events

Shire plc has issued the press releases attached hereto as Exhibits 99.2, 99.3 and 99.4 which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

99.1       Press Release dated April 24, 2018

99.2       Press Release dated April 24, 2018

99.3       Press Release dated April 24, 2018

99.4       Press Release dated April 23, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 24, 2018

99.2	Press Release dated April 24, 2018

99.3	Press Release dated April 24, 2018

99.4	Press Release dated April 23, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shire plc

By:	/s/ W R Mordan

	Name:	Bill Mordan
	Title:	Company Secretary

Date: April 24, 2018